Supplement dated October 27, 2026
to the following initial summary prospectus(es):
Nationwide Innovator Corporate VUL dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following investment options are only available in policies issued before December 31, 2026:
•
Allspring Variable Trust - VT Small Cap Growth Fund: Class 2
•
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares
•
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class
•
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II
•
T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio
ISP-1079